2022 Hovde Group Financial Services Conference November 3-4, 2022 City Holding Company

Forward looking statements 2 This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward- looking statements. Factors that could cause actual results to differ from those discussed in such forward- looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) the uncertainties on the Company’s business, results of operations and financial condition, caused by the COVID- 19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its continued influence on financial markets, the effectiveness of the Company’s work from home arrangements and staffing levels in operational facilities, the impact of market participants on which the Company relies and actions taken by governmental authorities and other third parties in response to the pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; (15) changes in global geopolitical conditions; (16) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

• Total Assets $5.95 billion • Branches 94 • FTE 903 • Market Cap $1.5 billion • Markets: Stable, Slow growing, & less competitive • Customers Robust retail customer base • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2015 2016 2017 2018 2019 2020 2021 YTD 2022 CHCO (adjusted for M&A exp & VISA gain) $1B - $10B 4 ROA CHCO: A perennial high-performing bank Source - S&P Global MI. Peer data as of June 30, 2022.

Total Shareholder Return 2/1/05-2/1/22 CHCO vs UBSI, WSBC, TFC, AUB, HBAN, PEBO, FCF, STBA 5

6 JD Power: Highest Customer Satisfaction North Central Region, 2018, 2019, 2020 and 2022 North Central Region: WV, KY, OH, IN & MI

Challenges and Opportunities • Challenges – Deposit Customers: Already high market share in slow-growth demographic markets – Geographic markets are considered “loan challenged” – Prior years had ALLL recoveries and PPP loans – Regulatory Environment characterized by “bank haters” • Opportunities – Benefits of Higher Interest Rate Environment – Asset Quality – Competitor Behavior (driving customers away) – Acquisition Strategy (shareholder centric) 7

Deposit Franchise mostly in slow-growth WV and eastern KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24% 8

City National Deposit Markets 9 1st Branch Share & 2nd Deposit Share (15%) In Charleston MSA/Huntington MSA; $15.5 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.8 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $3.3 Billion Major Competitors: JPM, UBSI, TFC 1st Branch Share & 4th Deposit Share (12%) in Staunton MSA $2.1 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/21.

DEPOSIT FRANCHISE One key to City’s enviable success • 94 Branches among Top 100 Banks • Average Deposits per Branch $53 MM • Average Households per Branch 2,000 • Average DDA Balance $10,200** • Average Business DDA $34,700 ** - National Average of $12,800 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2022 averages) 10

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington /Ashland MSA 611,000 $2,342 15% 36 20% 1st Beckley/Lewisburg WV 162,000 $945 29% 16 27% 1st Winchester/ Martinsburg 397,000 $586 7% 12 12% 3rd Valley Region 160,000 $335 11% 8 16% 1st Lexington KY Region 430,000 $323 2% 6 4% 8th 11 Note: Green highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020- 2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 12 Note: Green highlight indicates market expansion as a result of acquisitions. Source - S&P Global MI.

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $1,092 16.5% 13 30.2% 40.6% Huntington, WV $587 13.7% 10 17.9% 28.3% Ashland, KY $590 21.4% 12 24.0% 41.0% Beckley, WV $583 22.5% 9 27.3% 31.8% Lewisburg, WV $377 39.2% 7 38.9% 72.2% Staunton, VA $334 11.8% 8 18.6% 12.8% Martinsburg, WV $329 11.9% 6 18.8% 23.4% 13 Data as of 6/30/22.

Internal DDA Growth Year New DDA Accounts Net Growth in DDA Accounts 2016 28,650 2,820 2018 30,400 4,310 2020 *30,360 *6,740 2021 32,800 8,860 *Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-1914 Household Growth = 2.5% U.S. Population Growth: 0.6%

Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed$62 $72 $84 $102 $120 3,723 3,898 4,068 4,262 4,436 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 $0 $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 M ill io ns City's Branch Deposit City HHLDs 15

Age Distribution of Customer Base 2021 19.0% 14.1% 15.8% 14.6% 14.9% 12.3% 9.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 38.9% 16.0% 13.6% 11.7%10.2% 5.9% 3.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% New City Customers 2021 <24 25-34 35-44 45-54 55-64 65-74 75+ 16

2021 Debit Card Revenues 17 Assets Debit Card Revenues Summit $3.6 Billion $6.2 million City $6.0 Billion $27 million Stockyard $6.1 Billion $15 million Peoples $7.1 Billion $21 million Wesbanco $16.9 Billion $19 million

Overdraft Facts • Regulation E – 24% of customers have “OPTED IN”. (61% paid no overdraft fees in 2019. (They “Opt-In” as protection against the possibility of needing funds in emergencies) – 13% of new DDA customers “OPTED IN” in 2019 – More customers CHANGE by “OPTING-IN” than “OPTING-OUT” – Overdrafts occur due to: • Debit Card - 50% (20% recurring) • ATM – 8% Check – 13% • ACH – 27% – Between 2013-2021, City logged 3,471 customer complaints. Only 111 were about overdrafts of insufficient funds. 18

Overdraft Mitigation at City • Every overdraft results in a letter to the customer informing them of an overdraft or insufficient fund charge. • Quarterly letters to out to any customer experiencing more than 6 OD’s of NSF’s in the last quarter offering assistance. • City offers free automated transfers between accounts. • Every City DDA has 2 free overdrafts • City offers an interest free “Fresh Start” program to assist customers who are struggling with fees 19

City’s strong deposit franchise provides NIM strength in higher rate environments 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD CHCO excluding PSLs, PPP Fees, & Accretion $1B to $10B Peer Source - S&P Global MI. 2022 Peer Data as of June 30, 202220

Deposit Costs – Headed Up?? 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 12/31/18 Qtr 12/31/19 Qtr 12/31/20 Qtr 12/31/21 Qtr 9/30/22 Qtr Interest Bearing Deposits Fed Funds 21

How City is Funded at September 30, 2022 15.6% 19.4% 13.1% 3.7% 48.2% Interest-bearing DDA's Savings deposits Time deposits Repos Noninterest bearing DDA's 22

Loans vs. Deposits (Average Quarterly Balances) 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 12/31/18 Qtr 12/31/19 Qtr 12/31/20 Qtr 12/31/21 Qtr 9/30/22 Qtr Loans Deposits Loan/Deposit Ratio 23

Net Interest Income Net Interest Income Notes 2019 $161.4 MM Fed Fund Target was 2.50% thru August 1 then dropped to 1.75 by year-end 2nd Quarter 2019 $40.9 MM Fed Fund Target was 2.50% throughout 2020 $154.6 MM Fed Fund Target started at 1.75 and plunged to 25bp in March due to Covid 2021 $155.6 MM Fed Fund Target was 25bp throughout 1st Quarter 2022 $39.7 MM Fed Fund Target increased to 50bp in March 2nd Quarter 2022 $41.3 MM Benefited from 50bp increase in Fed Fund Target in May 3rd Quarter 2022 $48.8 MM Benefited from 75bp increases in Fed Fund Target in both June and July 2022 Analyst Est $177-$181 MM Q3 2022 annualized would be $195 MM 2023 Analyst Est $205-$211 MM 24

CHCO: Variable Priced Assets • Home Equity Loans tied to Prime $183 M • Commercial Loans - Prime/LIBOR $917 M • Variable Rate Investments $ 55 M • Off-Balance Sheet Hedge $150 M • Cash held at Federal Reserve @ 9/30/22 $225 M • Total $1.5 B Roughly 25% of assets reprice with increases in Fed Funds, LIBOR or SOFR. Commercial Loans and HE Loans generally reprice first of month following a FF rate increase 25

City National Loan Markets 26 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 51% Virginia/Eastern Panhandle Markets – acquired 2012/13 15% Lexington, KY – acquired 2015 18% Columbus, OH & Pittsburgh PA 14% 27

Provision and PPP Loans • Provision/Recoveries – 2020 $10.7 million Provision – 2021 $3.2 million RECOVERY – 2022 ytd $0.03 million RECOVERY • PPP Revenue – 2020 $1.6 million – 2021 $4.0 million – 2022 $0.3 million 28

Asset Quality: At Historic Highs • Non-Performing Assets (18bp) – – Lowest in 20+ years • Past-Due Loans (14bp) – Lowest in 20+ years • OREO ($1.0MM) – Lowest in 15+ years • Net Consumer Loan Charge-offs – Lowest in 15+ years Average Provision Expense 2005-2021 21bp 29

Net Charge-off Details: 2012-2022 ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD Commercial Retail NSF related Average Net Charge-Offs/Year: Commercial $1.9 M 45% Retail $1.6 M 37% NSF $0.8 M 18% Total $4.3 M 30

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Di vi de nd P ay ou t R at io Ca sh D iv id en ds /S ha re D ec la re d Dividends/Share Dividend Payout Ratio 31 Capital Management: A Long-term Core Competency

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases $69.78 $74.54 $63.68 $77.20 $78.36 290,491 260,674 572,917 760,033 255,421 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $0 $10 $20 $30 $40 $50 $60 $70 20 18 20 19 20 20 20 21 YT D 2 02 2 M ill io ns Repurchase $ Shares Repurchased 32

Acquisition Strategy: Buy banks that make shareholders richer, not the CEO. 33 City’s exceptional performance is due to: • HAVING A deep and profitable retail banking franchise • NOT unnecessarily DILUTING that franchise • Remaining a community bank focused on: • Exceptional customer service (proven, not merely said!) • Community Engagement • Maintaining a solid internal culture

Acquisition territory: 34 Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Acquisition of Citizens Commerce Bancshares, Inc. Transaction Rationale & Highlights 1) Based on mean consensus analyst estimates for 2023 Franchise Strengthening Strategic Combination Financially Compelling Low Risk Transaction • Strategic acquisition of Kentucky-based community bank • Natural extension of branch network in the Lexington, Kentucky MSA • Combined Central Kentucky Branches - 12 • Consistent with CHCO’s track record of selectively combining with well-positioned banks in attractive markets (Poage 2018, Farmers 2018) • Opportunity for CHCO to build on Citizens’ strong stand-alone financial performance by offering a more expansive product set to its customer base • Pro forma total assets of $6.2B, total deposits of $5.3B, and gross loans of $3.9B • Immediately accretive to CHCO’s 2023 earnings per share¹ • Approximately 0.9% dilutive to tangible book value with an expected earnback period of less than a year • All-stock transaction utilizes CHCO’s currency and maintains strong capital ratio and balance sheet capacity for future organic and acquisition-based growth • Familiar and well established market, shared customer bases • Comprehensive and thorough due diligence completed from CHCO management • M&A experience from recent transactions leveraged throughout diligence process • Culturally aligned • Disciplined and coordinated approach to integration

Overview of Key Transaction Terms 1. Based on CHCO’s five day average closing price of $92.60 as of October 17, 2022. 2. Based on CCVS’s closing price of $7.85 on October 17, 2022. Transaction Value¹: $61.0 million, or $15.43 per Citizens Commerce share Structure: 100% stock consideration with a fixed exchange ratio of 0.1666x Pro Forma Ownership: 96% City Holding / 4% Citizens Commerce Implied Market Premium2: 97% Price / Tangible Book Value2: 182% Approvals: Customary regulatory approvals and approval of CCVS shareholders Due Diligence: Comprehensive financial, business, operational, legal and loan diligence Anticipated Closing: Late Q1 2023

Pro Forma Branch Footprint Source - S&P Global MI. CHCO Branches (94) CCVS Branches (5) 1-mile 20% 5-mile 40% 10-mile 80% Proximity of CCVS Branches to CHCO Branches:

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, customers and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 38

Why is CHCO Highly Valued? • Proven Conservative Lender • Exceptionally Strong Retail Franchise • Acquisitions are Accretive and Strategic • Profits are Strong and Stable – In low interest rate environments, fee income and efficiency matter: City is exceptional at both 39

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 273% – Price to Tangible Book 347% – Price to 2023 Projected Earnings** 14.2x • Dividend Yield 2.58% • Div Payout Ratio** 37% • Tangible Capital/Tangible Assets *** 7.41% • Institutional Ownership 68% • Average Daily Volume $6.4 mil * Based on Price of $100.85 (10/31/2022) ** Based on average of 4 analysts covering CHCO estimate of $7.12 for 2023 (as of 10/31/2022) *** September 30, 2022 40

• Questions? 41